UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Equity Index 500 Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rallied in the first quarter of 2012 as the U.S. economy strengthened and European leaders took steps to resolve the region’s long-running debt crisis. But concerns about Europe flared up again in the spring as the crisis entered a new phase centered on Spain, while a string of disappointing monthly jobs gains revived worries that the U.S. recovery was stalling. Stocks retreated in April and May but recouped some of their losses in June, helped by a global rally on the final trading day after European leaders agreed on new measures to ease the debt crisis. For the six months ended June 30, 2012, the Equity Index 500, Total Equity Market Index, and Extended Equity Market Index Funds posted solid gains. All three funds broadly tracked the returns of their respective benchmarks over the period.

MARKET ENVIRONMENT

U.S. stocks rallied sharply in the first quarter as the economy showed signs of improvement and European leaders made progress in containing the region’s debt crisis. However, the tenor of economic news turned more negative in the spring. After growing strongly in the first quarter, monthly jobs gains from April to June weakened and the unemployment rate remained stuck at 8.2%, reinforcing other indicators suggesting that the U.S. recovery was losing steam. Investors also grew anxious about a slowdown in China, where data increasingly showed the world’s second-largest economy was cooling after decades of rapid growth. However, Europe remained the focus of investor worries. The region’s intensifying debt crisis produced financial and political upheaval across the eurozone, raising worries about a disorderly Greek default and the survival of the currency bloc itself. The S&P 500 rose to its highest level in almost four years on April 2, 2012, but erased much of its year-to-date gains by June 1 amid rising worries about slowing global growth and the future of the eurozone.

Large-cap stocks outpaced small-cap stocks, and growth stocks fared better than value across all market capitalizations. The large-cap S&P 500 Index gained 9.49%, while the S&P Completion Index—a broad measure of small- and mid-cap stock performance—added 8.80%. Most sectors within the S&P 500 rose over the reporting period. The energy sector was the sole decliner as energy prices, especially for oil and natural gas, tumbled as domestic production soared and global supply rose.

SUMMARY OF INVESTMENT STRATEGIES

T. Rowe Price’s Equity Market Index Funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap stocks (Equity Index 500 Fund), small- and mid-cap stocks (Extended Equity Market Index Fund), or the entire U.S. stock market (Total Equity Market Index Fund). These funds could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing.

  They are well diversified, which can reduce the potentially negative impact of a given stock on the entire portfolio. The Equity Index 500 Fund invests in all S&P 500 Index stocks, while the Total Equity Market Index Fund and the Extended Equity Market Index Fund invested in 1,351 and 1,615 stocks, respectively, as of June 30, 2012. (Diversification cannot assure a profit or protect against loss in a declining market.)

  They tend to closely track their benchmarks. The Equity Index 500 Fund uses a full replication strategy so that the weightings of our holdings match those of the S&P 500 Index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy to approximate the sector allocations, price-to-earnings ratio, and other attributes of their benchmarks. We occasionally invest in securities such as futures and exchange-traded funds (ETFs) so that the index funds can accommodate cash flows and remain fully invested.
  They offer instant, broad exposure to different sectors of the stock market, and each fund’s sector allocations are consistent with its benchmark’s sector breakdown. As such, changes in the funds’ sector diversification and other overall characteristics reflect changes in the composition of the indexes, rather than strategic shifts that are typical of an actively managed fund. Since the funds are designed to track their respective indices, they do not have the flexibility to shift assets toward stocks or sectors that are rising or away from those that are declining.

  Their expenses are generally low, which allows investors to retain more of their returns.

Equity Index 500 Fund
Your fund returned 9.33% in the six-month period ended June 30, 2012, versus 9.49% for the S&P 500 Index. Fund performance tends to slightly lag that of the benchmark due to operating and management expenses.

Every sector in the S&P 500 except for energy rose over the reporting period. Telecommunication services, financials, and information technology accounted for the top-performing sectors. Consumer discretionary and health care stocks also outperformed the index with double-digit advances. Consumer staples, industrials and business services, materials, and utilities lagged the benchmark with milder gains. The energy sector declined as domestic production soared and oil and natural gas prices tumbled over the period. Growth stocks outperformed value in the S&P 500.

AT&T led gainers in the telecommunications sector, as the largest U.S. phone company continues to benefit from the tremendous commercial success of Apple’s iPhone. Wells Fargo topped advancers in the financials sector. Although U.S. banks remain under pressure due to the sluggish U.S. recovery, weak housing market, low interest rate environment, and unfavorable regulatory changes, they are still in far better shape than their global peers in Europe, many of which are exposed to that region’s debt crisis. In information technology, Apple widely outpaced gainers as sales of the iPhone, iPad, and other devices continued to soar and the company rolled out new versions of its products that met strong consumer demand. Apple’s shares soared 44% in the first half, making it the top contributor in the S&P 500 Index over the reporting period. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As noted earlier, the energy sector fell as energy prices slumped due to slowing global growth and soaring supplies of oil and natural gas resulting from a surge in domestic production. Many U.S. companies have found it increasingly easy to find oil and natural gas in areas across the country, and growing use of hydraulic fracturing—a drilling technique known as fracking—helped push natural gas prices to their lowest level in a decade. Oil producer Occidental Petroleum and oilfield services company Halliburton paced decliners in the energy sector. The utilities sector rose but lagged the overall market. Exelon, the largest U.S. power producer, was the biggest decliner. Falling natural gas prices have driven down wholesale electricity prices, which in turn have hurt revenue for power producers.

Standard & Poor’s authorized 16 changes to the composition of the S&P 500 Index during the year. Please see the table on page 10 for a complete list of index changes.

Total Equity Market Index Fund

Your fund returned 9.18% for the six-month period ended June 30, 2012, versus 9.37% for its benchmark, the S&P Total Market Index. Fund performance often slightly trails that of the benchmark due to operating and management expenses.

The S&P Total Market Index represents the entire U.S. stock market. It combines the S&P 500 and the S&P Completion Index and offers broad exposure to large-, mid-, small-, and micro-cap companies. Stocks of the S&P 500 represent over 75% of the S&P Total Market Index’s overall market value. As with the S&P 500, the largest holdings of the S&P Total Market Index have the greatest influence on the fund’s performance. In addition, the percentage weightings of the major sectors are broadly similar between the two benchmarks.

As with the S&P 500 Index, telecommunication services and financials were the best-performing sectors of the S&P Total Market Index, followed by consumer discretionary, health care, and information technology, all of which rose 12% or more over the past six months. Consumer staples, industrials and business services, materials, and utilities posted more modest gains that trailed the benchmark. Energy stocks again were the only decliner for the period as oil and natural gas prices slumped.

Extended Equity Market Index Fund
Your fund returned 8.56% for the six-month period ended June 30, 2012, versus 8.80% for the S&P Completion Index. Fund performance tends to slightly lag that of the benchmark due to the fund’s operating and management expenses.

The S&P Completion Index, a subindex of the S&P Total Market Index, includes companies in the S&P Total Market Index and excludes all S&P 500 stocks. The index covers about 4,000 companies and provides exposure to mid-, small-, and micro-cap companies. The health care sector rallied more than 20% and was by far the best performer over the period. A handful of biotechnology companies including Vertex Pharmaceuticals, Regeneron Pharmaceuticals, and Alexion Pharmaceuticals—all of which are developing drugs that received favorable regulatory or clinical news over the period—drove results in the sector. The financials and consumer discretionary sectors posted double-digit returns and were the next-best performers after health care. Industrials and business services, consumer staples, materials, information technology, and utilities underperformed the benchmark with slimmer gains. Once again, the energy sector was the sole decliner, retreating more than 9% over the period.

OUTLOOK

After a brief spell of optimism in the first quarter, risk aversion returned with a vengeance as the threats to global growth have intensified in recent months. Europe’s debt crisis, now entering its third year, is progressing slowly and appears to be getting worse in some countries. China’s economy appears to be decelerating faster than expected, which will have a meaningful impact on many companies that depend on it for growth. Meanwhile, the U.S. continues to grapple with a fitful recovery, high unemployment, and a looming “fiscal cliff” when a series of tax increases and spending cuts are scheduled to occur at year-end. We believe these risks will encourage the Federal Reserve to stick to its highly accommodative policy and raise the possibility of a third round of quantitative easing, or Treasury bond purchases, by the central bank.

As we stated in our last letter in January, recent events have made clear that politics is dictating the direction of financial markets. We continue to believe that risk aversion will remain high and stock market performance volatile until the European debt crisis approaches a resolution. Given that S&P 500 companies generate between 15% and 20% of their profits in Europe, the ongoing financial turmoil and recession in the Continent will likely dampen earnings for these stocks in the near term. Notwithstanding these risks, U.S. corporate earnings growth and balance sheets appear strong and stocks, particularly large-caps, are reasonably valued. We remain focused on our role of replicating the structure and performance of the S&P indexes to provide you with broad exposure to large-cap stocks, small- and mid-cap stocks, and the entire U.S. stock market.

Thank you for investing with T. Rowe Price.

E. Frederick Bair
Cochairman of the Investment Advisory Committee, Equity Index 500 Fund,
Extended Equity Market Index Fund, and Total Equity Market Index Fund

Ken D. Uematsu
Cochairman of the Investment Advisory Committee, Equity Index 500 Fund,
Extended Equity Market Index Fund, and Total Equity Market Index Fund

July 17, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P Completion Index: Tracks the performance of the U.S. stocks not included in the S&P 500, which are primarily small- and mid-capitalization stocks. The index includes approximately 4,000 stocks.

S&P Total Market Index: Tracks the performance of a broad spectrum of small-, mid-, and large-capitalization U.S. stocks. Because the largest stocks in the index carry the most weight, large-capitalization stocks make up a substantial majority of the S&P Total Market’s value. The index includes approximately 4,500 stocks.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 6/30/12
Apple	4.4%
ExxonMobil	3.2
Microsoft	1.8
IBM	1.8
GE	1.8
AT&T	1.7
Chevron	1.7
Johnson & Johnson	1.5
Wells Fargo	1.4
Coca-Cola	1.4
Pfizer	1.4
Procter & Gamble	1.3
Philip Morris International	1.2
Google	1.2
Berkshire Hathaway	1.2
JPMorgan Chase	1.1
Intel	1.1
Merck	1.0
Verizon Communications	1.0
Wal-Mart	1.0
Oracle	0.9
PepsiCo	0.9
Abbott Laboratories	0.8
Qualcomm	0.8
Cisco Systems	0.7
Total	36.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 6/30/12
Apple	3.5%
ExxonMobil	2.6
Microsoft	1.5
IBM	1.4
GE	1.4
Chevron	1.4
AT&T	1.3
Johnson & Johnson	1.2
Coca-Cola	1.1
Pfizer	1.1
Wells Fargo	1.1
Procter & Gamble	1.1
Berkshire Hathaway	1.0
Google	0.9
Philip Morris International	0.9
JPMorgan Chase	0.9
Intel	0.8
Merck	0.8
Verizon Communications	0.8
Wal-Mart	0.7
Oracle	0.7
PepsiCo	0.7
Abbott Laboratories	0.6
McDonald's	0.6
Qualcomm	0.6
Total	28.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 6/30/12
Las Vegas Sands	0.7%
Liberty Global	0.5
LyondellBasell Industries	0.5
General Motors	0.5
Vertex Pharmaceuticals	0.4
General Growth Properties	0.4
Liberty Interactive	0.4
Liberty Media	0.4
Regeneron Pharmaceuticals	0.4
Delta Air Lines	0.3
Concho Resources	0.3
Bunge Limited	0.3
Equinix	0.3
Digital Realty Trust	0.3
Macerich	0.3
Kansas City Southern	0.3
United Continental	0.3
Charter Communications	0.3
Church & Dwight	0.3
AMETEK	0.3
HollyFrontier	0.3
PetSmart	0.3
Alliance Data Systems	0.3
CIT Group	0.3
Henry Schein	0.2
Total	8.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 33.88	$ 33.86	$ 30.03	$ 24.25	$ 39.36	$ 38.04
Investment activities						
Net investment income(1)	0.35(2)	0.60(2)	0.54(2)	0.52(2)	0.66(2)	0.67(2)
Net realized and unrealized gain (loss)	2.81	0.02	3.83	5.78	(15.12)	1.30
Total from investment activities	3.16	0.62	4.37	6.30	(14.46)	1.97
Distributions						
Net investment income	(0.35)	(0.60)	(0.54)	(0.52)	(0.65)	(0.65)
NET ASSET VALUE						
End of period	**$ 36.69**	**$ 33.88**	**$ 33.86**	**$ 30.03**	**$ 24.25**	**$ 39.36**
Ratios/Supplemental Data						
Total return(3)	**9.33%(2)**	**1.87%(2)**	**14.71%(2)**	**26.33%(2)**	**(37.06)%(2)**	**5.18%(2)**
Ratio of total expenses to average net assets	0.30%(2)(4)	0.30%(2)	0.32%(2)	0.35%(2)	0.35%(2)	0.35%(2)
Ratio of net investment income to average net assets	1.95%(2)(4)	1.75%(2)	1.76%(2)	2.04%(2)	2.02%(2)	1.69%(2)
Portfolio turnover rate	3.2%	5.5%	8.2%	4.8%	7.0%	4.4%
Net assets, end of period (in millions)	$ 14,499	$ 13,411	$ 13,199	$ 11,331	$ 7,550	$ 10,245

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.30% contractual expense limitation in effect through 4/30/14 and expenses in excess of a 0.35% contractual expense limitation in effect through 4/30/10.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.4%		
CONSUMER DISCRETIONARY 10.8%		
Auto Components 0.2%		
Borg-Warner (1)(2)	140,100	9,189
Goodyear Tire & Rubber (1)(2)	277,650	3,279
Johnson Controls	795,987	22,057
		34,525
Automobiles 0.4%		
Ford Motor	4,452,428	42,699
Harley-Davidson (1)	265,390	12,136
		54,835
Distributors 0.1%		
Genuine Parts (1)	179,412	10,809
		10,809
Diversified Consumer Services 0.1%		
Apollo Group, Class A (1)(2)	123,839	4,482
DeVry (1)	67,000	2,075
H&R Block (1)	336,938	5,384
		11,941
Hotels, Restaurants & Leisure 1.9%		
Carnival (1)	526,098	18,029
Chipotle Mexican Grill (2)	36,000	13,678
Darden Restaurants (1)	150,552	7,623
International Game Technology (1)	334,864	5,274
Marriott, Class A (1)	312,722	12,259
McDonald's	1,172,364	103,789
Starbucks	878,286	46,830
Starwood Hotels & Resorts Worldwide	222,545	11,804
Wyndham Worldwide	166,917	8,803
Wynn Resorts	90,900	9,428

Yum! Brands	536,820	34,582
		272,099
Household Durables 0.2%		
D. R. Horton	315,500	5,799
Harman International (1)	76,800	3,041
Leggett & Platt (1)	167,396	3,537
Lennar, Class A (1)	184,100	5,691
Newell Rubbermaid	321,525	5,833
Pulte Group (1)(2)	341,444	3,653
Whirlpool	86,008	5,260
		32,814
Internet & Catalog Retail 1.0%		
Amazon.com (2)	417,400	95,313
Expedia	108,250	5,204
Netflix (1)(2)	72,000	4,930
priceline.com (2)	57,970	38,522
TripAdvisor (2)	108,250	4,838
		148,807
Leisure Equipment & Products 0.1%		
Hasbro (1)	132,521	4,488
Mattel	396,019	12,847
		17,335
Media 3.4%		
Cablevision, Class A (1)	267,200	3,551
CBS, Class B	744,567	24,407
Comcast, Class A	3,143,776	100,506
DIRECTV (2)	773,900	37,782
Discovery Communications, Class A (2)	301,800	16,297
Gannett (1)	248,198	3,656
Interpublic Group	480,825	5,217
McGraw-Hill	319,124	14,360
News Corporation, Class A	2,440,089	54,390

Omnicom (1)	326,366	15,861
Scripps Networks Interactive	112,300	6,385
Time Warner	1,108,881	42,692
Time Warner Cable, Class A	357,426	29,345
Viacom, Class B	611,267	28,742
Walt Disney	2,075,768	100,675
Washington Post, Class B (1)	5,400	2,019
		485,885

Multiline Retail 0.8%

Big Lots (2)	79,234	3,232
Dollar Tree (2)	272,000	14,634
Family Dollar Stores	135,209	8,989
J.C. Penney (1)	162,522	3,788
Kohl's	289,622	13,175
Macy's	469,484	16,127
Nordstrom	178,402	8,865
Sears Holding (1)(2)	46,819	2,795
Target	768,317	44,708
		116,313

Specialty Retail 2.0%

Abercrombie & Fitch	100,400	3,428
Autonation (1)(2)	56,451	1,992
AutoZone (2)	30,845	11,325
Bed Bath & Beyond (2)	278,922	17,237
Best Buy (1)	335,513	7,032
CarMax (1)(2)	252,700	6,555
GameStop (1)	169,900	3,119
GAP	394,801	10,802
Home Depot	1,781,795	94,417
Lowe's	1,362,818	38,759
O'Reilly Automotive (1)(2)	146,500	12,272
Ross Stores	257,700	16,099
Staples (1)	791,371	10,327

The Limited	281,601	11,977
Tiffany	143,907	7,620
TJX	862,328	37,020
Urban Outfitters (2)	146,900	4,053
		294,034

Textiles, Apparel & Luxury Goods 0.6%

Coach	338,090	19,772
Fossil (2)	62,800	4,807
Nike, Class B	423,570	37,181
Ralph Lauren	74,200	10,392
V. F.	100,427	13,402
		85,554
Total Consumer Discretionary		1,564,951

CONSUMER STAPLES 11.1%

Beverages 2.8%

Beam	188,289	11,766
Brown-Forman, Class B (1)	112,513	10,897
Coca-Cola	2,606,732	203,820
Coca-Cola Enterprises	365,274	10,242
Constellation Brands, Class A (2)	194,700	5,269
Dr Pepper Snapple (1)	250,600	10,964
Molson Coors Brewing, Class B (1)	179,912	7,486
Monster Beverage (2)	187,100	13,321
PepsiCo	1,818,223	128,476
		402,241

Food & Staples Retailing 2.4%

Costco Wholesale	504,507	47,928
CVS Caremark	1,484,251	69,359
Kroger	675,953	15,675
Safeway (1)	305,781	5,550
Sysco (1)	668,804	19,937

Wal-Mart	1,998,557	139,340
Walgreen	1,012,160	29,940
Whole Foods Market	191,500	18,254
		345,983
Food Products 1.7%		
Archer-Daniels-Midland	756,716	22,338
Campbell Soup (1)	204,849	6,838
ConAgra	466,261	12,090
Dean Foods (2)	202,200	3,444
General Mills	757,158	29,181
H.J. Heinz (1)	372,159	20,238
Hershey Foods	176,106	12,685
Hormel Foods (1)	154,138	4,689
J.M. Smucker	130,000	9,818
Kellogg (1)	279,736	13,799
Kraft Foods, Class A	2,043,953	78,937
McCormick (1)	150,605	9,134
Mead Johnson Nutrition, Class A	235,000	18,920
Tyson Foods, Class A	321,600	6,056
		248,167
Household Products 2.1%		
Clorox	145,797	10,564
Colgate-Palmolive	557,291	58,014
Kimberly-Clark	451,440	37,817
Procter & Gamble	3,181,560	194,871
		301,266
Personal Products 0.1%		
Avon	531,561	8,616
Estee Lauder, Class A	255,500	13,828
		22,444
Tobacco 2.0%		
Altria Group	2,356,706	81,424

Lorillard	154,200	20,347
Philip Morris International	1,975,406	172,374
Reynolds American (1)	396,396	17,786
		291,931
Total Consumer Staples		1,612,032

ENERGY 10.6%

Energy Equipment & Services 1.6%

Baker Hughes	493,067	20,265
Cameron International (2)	287,400	12,275
Diamond Offshore Drilling	77,300	4,571
FMC Technologies (1)(2)	270,300	10,604
Halliburton	1,083,508	30,761
Helmerich & Payne (1)	111,800	4,861
Nabors Industries (2)	320,092	4,609
National Oilwell Varco	498,054	32,095
Noble	306,500	9,970
Rowan (1)(2)	147,795	4,778
Schlumberger	1,544,278	100,239
		235,028

Oil, Gas & Consumable Fuels 9.0%

Alpha Natural Resources (2)	247,558	2,156
Anadarko Petroleum	583,940	38,657
Apache	445,937	39,193
Cabot Oil & Gas	236,100	9,302
Chesapeake Energy (1)	769,900	14,320
Chevron	2,290,621	241,661
ConocoPhillips	1,464,613	81,843
CONSOL Energy (1)	283,800	8,582
Denbury Resources (2)	439,710	6,644
Devon Energy	461,612	26,769
EOG Resources	318,454	28,696
EQT	172,129	9,231

ExxonMobil	5,415,932	463,441
Hess	348,352	15,136
Kinder Morgan	567,900	18,298
Marathon Oil	794,082	20,305
Marathon Petroleum	397,091	17,837
Murphy Oil	234,000	11,768
Newfield Exploration (2)	153,200	4,490
Noble Energy	202,700	17,193
Occidental Petroleum	941,294	80,735
Peabody Energy	305,500	7,491
Phillips 66 (2)	731,756	24,324
Pioneer Natural Resources	146,100	12,888
QEP Resources	206,600	6,192
Range Resources (1)	189,200	11,706
Southwestern Energy (1)(2)	412,300	13,165
Spectra Energy	756,037	21,970
Sunoco	136,174	6,468
Tesoro Petroleum (2)	168,000	4,193
Valero Energy	653,934	15,793
Williams Companies	741,470	21,369
WPX Energy (1)(2)	218,323	3,532
		1,305,348
Total Energy		1,540,376

FINANCIALS 14.2%

Capital Markets 1.8%

Ameriprise Financial	265,139	13,856
Bank of New York Mellon	1,396,372	30,650
BlackRock	145,260	24,668
Charles Schwab	1,226,399	15,857
E*TRADE Financial (2)	285,505	2,296
Federated Investors, Class B (1)	101,951	2,228
Franklin Resources	162,937	18,084
Goldman Sachs	570,924	54,729

Invesco	526,300	11,894
Legg Mason	160,100	4,222
Morgan Stanley	1,757,664	25,644
Northern Trust	273,632	12,593
State Street	560,123	25,004
T. Rowe Price Group (3)	289,952	18,255
		259,980
Commercial Banks 2.9%		
BB&T	806,258	24,873
Comerica (1)	228,585	7,020
Fifth Third Bancorp	1,076,296	14,422
First Horizon National (1)	321,154	2,778
Huntington Bancshares	1,100,058	7,040
KeyCorp	1,079,084	8,352
M&T Bank (1)	142,792	11,790
PNC Financial Services Group	604,057	36,914
Regions Financial	1,685,065	11,374
SunTrust	631,811	15,309
U.S. Bancorp	2,210,022	71,074
Wells Fargo	6,154,527	205,808
Zions Bancorporation (1)	198,028	3,846
		420,600
Consumer Finance 0.9%		
American Express	1,159,699	67,506
Capital One Financial	672,124	36,738
Discover Financial	606,062	20,958
SLM Corporation	579,124	9,098
		134,300
Diversified Financial Services 2.8%		
Bank of America	12,481,465	102,098
Citigroup	3,377,279	92,571
CME Group	75,536	20,252
IntercontinentalExchange (2)	83,000	11,286

JPMorgan Chase	4,422,013	157,999
Leucadia National (1)	226,400	4,816
Moody's (1)	229,188	8,377
NASDAQ OMX Group	142,800	3,237
NYSE Euronext	298,000	7,623
		408,259
Insurance 3.5%		
ACE	384,700	28,518
Aflac	557,584	23,748
Allstate	584,667	20,516
American International Group (2)	733,280	23,531
Aon	374,295	17,510
Assurant	116,000	4,041
Berkshire Hathaway, Class B (2)	2,034,400	169,527
Chubb	311,888	22,712
Cincinnati Financial (1)	179,523	6,834
Genworth Financial, Class A (2)	533,500	3,020
Hartford Financial Services	494,775	8,723
Lincoln National (1)	350,081	7,656
Loews	348,782	14,269
Marsh & McLennan	617,793	19,911
MetLife	1,220,854	37,663
Principal Financial Group	365,992	9,600
Progressive (1)	704,960	14,684
Prudential Financial	545,195	26,404
The Travelers Companies	449,496	28,696
Torchmark	114,046	5,765
Unum Group	313,029	5,988
XL Group	395,076	8,312
		507,628
Real Estate Investment Trusts (REITs) 2.1%		
AIMCO, REIT	130,418	3,525
American Tower, REIT	460,980	32,227

AvalonBay Communities, REIT (1)	109,563	15,501
Boston Properties, REIT (1)	169,600	18,380
Equity Residential, REIT	355,875	22,192
HCP, REIT	485,100	21,417
Health Care REIT	254,280	14,825
Host Hotels & Resorts, REIT	811,297	12,835
Kimco Realty, REIT (1)	461,300	8,779
Plum Creek Timber, REIT (1)	177,468	7,046
Prologis, REIT	538,827	17,905
Public Storage, REIT	167,000	24,116
Simon Property Group, REIT	351,034	54,642
Ventas, REIT (1)	346,400	21,865
Vornado Realty Trust, REIT	209,886	17,626
Weyerhaeuser, REIT	604,537	13,517
		306,398
Real Estate Management & Development 0.1%		
CBRE Group (2)	370,100	6,055
		6,055
Thrifts & Mortgage Finance 0.1%		
Hudson City Bancorp	584,100	3,721
Peoples United Financial	412,100	4,784
		8,505
Total Financials		2,051,725
HEALTH CARE 11.8%		
Biotechnology 1.4%		
Alexion Pharmaceuticals (2)	225,400	22,382
Amgen	900,732	65,789
Biogen Idec (2)	277,459	40,060
Celgene (2)	516,052	33,110
Gilead Sciences (2)	884,434	45,354
		206,695

Health Care Equipment & Supplies 1.8%		
Baxter International	637,649	33,891
Becton, Dickinson & Company	234,812	17,552
Boston Scientific (2)	1,725,929	9,786
C. R. Bard	97,254	10,449
CareFusion (2)	252,601	6,487
Covidien	570,720	30,534
DENTSPLY International (1)	169,400	6,405
Edwards Lifesciences (2)	138,790	14,337
Intuitive Surgical (2)	46,200	25,585
Medtronic	1,189,927	46,086
St. Jude Medical	377,521	15,067
Stryker	372,751	20,539
Varian Medical Systems (1)(2)	134,400	8,167
Zimmer Holdings	206,081	13,263
		258,148
Health Care Providers & Services 2.0%		
Aetna	400,722	15,536
AmerisourceBergen	303,724	11,952
Cardinal Health	396,002	16,632
Cigna	326,328	14,358
Coventry Health Care	172,600	5,487
DaVita (2)	107,100	10,518
Express Scripts Holding (2)	932,938	52,086
Humana	185,854	14,393
Laboratory Corporation of America (1)(2)	113,200	10,483
McKesson	280,259	26,274
Patterson Companies (1)	114,500	3,947
Quest Diagnostics	187,196	11,213
Tenet Healthcare (1)(2)	512,833	2,687
UnitedHealth Group	1,211,946	70,899
WellPoint	382,874	24,424
		290,889

Health Care Technology 0.1%		
Cerner (2)	172,606	14,267
		14,267
Life Sciences Tools & Services 0.4%		
Agilent Technologies	407,236	15,980
Life Technologies (2)	202,451	9,108
PerkinElmer	123,600	3,189
Thermo Fisher Scientific	418,307	21,714
Waters (2)	98,835	7,855
		57,846
Pharmaceuticals 6.1%		
Abbott Laboratories	1,822,917	117,523
Allergan	356,132	32,967
Bristol Myers Squibb	1,961,010	70,498
Eli Lilly	1,189,480	51,041
Forest Laboratories (2)	316,514	11,075
Hospira (2)	188,762	6,603
Johnson & Johnson (1)	3,175,790	214,556
Merck	3,540,199	147,803
Mylan (2)	497,205	10,625
Perrigo (1)	106,500	12,560
Pfizer	8,672,681	199,472
Watson Pharmaceuticals (2)	141,019	10,434
		885,157
Total Health Care		1,713,002
INDUSTRIALS & BUSINESS SERVICES 10.3%		
Aerospace & Defense 2.6%		
Boeing	867,580	64,461
General Dynamics	417,672	27,550
Goodrich	142,435	18,075
Harris (1)	126,400	5,290

Honeywell International	902,466	50,394
L-3 Communication (1)	114,769	8,494
Lockheed Martin (1)	303,244	26,407
Northrop Grumman (1)	290,059	18,503
Precision Castparts	170,700	28,078
Raytheon	386,058	21,847
Rockwell Collins (1)	171,781	8,477
SAIC (1)	308,800	3,743
Textron	339,890	8,453
United Technologies	1,057,996	79,910
		369,682
Air Freight & Logistics 1.0%		
C.H. Robinson Worldwide	186,100	10,892
Expeditors International of Washington	254,600	9,866
FedEx	359,610	32,944
UPS, Class B	1,118,169	88,067
		141,769
Airlines 0.1%		
Southwest Airlines	868,845	8,011
		8,011
Building Products 0.0%		
Masco (1)	401,854	5,574
		5,574
Commercial Services & Supplies 0.4%		
Acco Brands (2)	59,562	616
Avery Dennison (1)	114,177	3,121
Cintas	133,411	5,151
Pitney Bowes (1)	225,438	3,375
R.R. Donnelley (1)	203,542	2,396
Republic Services	379,406	10,039
Stericycle (1)(2)	95,200	8,727

Waste Management (1)	526,910	17,599
		51,024
Construction & Engineering 0.1%		
Fluor	195,590	9,651
Jacobs Engineering Group (2)	145,200	5,497
Quanta Services (2)	244,700	5,890
		21,038
Electrical Equipment 0.5%		
Cooper Industries	188,500	12,852
Emerson Electric	840,760	39,162
Rockwell Automation	165,346	10,923
Roper Industries	118,800	11,711
		74,648
Industrial Conglomerates 2.7%		
3M	810,101	72,585
Danaher	671,038	34,948
GE	12,271,368	255,735
Tyco International	539,100	28,491
		391,759
Machinery 1.8%		
Caterpillar	752,184	63,868
Cummins	226,796	21,979
Deere	465,796	37,669
Dover	210,109	11,264
Eaton	391,104	15,499
Flowserve (1)	62,100	7,126
Illinois Tool Works (1)	561,378	29,691
Ingersoll-Rand	352,860	14,884
Joy Global	119,100	6,757
PACCAR	418,708	16,409
Pall	143,142	7,846
Parker Hannifin	176,508	13,570

Snap-On (1)	66,700	4,152
Stanley Black & Decker	196,232	12,629
		263,343
Professional Services 0.1%		
Dun & Bradstreet (1)	50,600	3,601
Equifax	132,045	6,153
Robert Half International (1)	156,562	4,473
		14,227
Road & Rail 0.8%		
CSX	1,200,012	26,832
Norfolk Southern	384,069	27,565
Ryder System	62,093	2,236
Union Pacific	555,576	66,286
		122,919
Trading Companies & Distributors 0.2%		
Fastenal	346,500	13,967
W. W. Grainger	69,132	13,221
		27,188
Total Industrials & Business Services		1,491,182
INFORMATION TECHNOLOGY 19.4%		
Communications Equipment 1.8%		
Cisco Systems	6,191,309	106,305
F5 Networks (2)	91,770	9,137
JDS Uniphase (1)(2)	260,470	2,865
Juniper Networks (2)	628,100	10,244
Motorola Solutions	342,862	16,495
Qualcomm	1,985,485	110,552
		255,598
Computers & Peripherals 5.5%		
Apple (2)	1,085,132	633,717

Dell (2)	1,764,524	22,092
EMC (2)	2,431,863	62,328
Hewlett-Packard	2,270,943	45,669
Lexmark International (1)	89,009	2,366
NetApp (2)	410,823	13,072
SanDisk (2)	296,900	10,831
Seagate Technology	175,000	4,328
Western Digital (2)	254,400	7,754
		802,157
Electronic Equipment, Instruments & Components 0.4%		
Amphenol, Class A	194,700	10,693
Corning	1,740,469	22,504
First Solar (1)(2)	61,500	926
FLIR Systems	183,200	3,572
Jabil Circuit	224,374	4,562
Molex (1)	154,176	3,691
TE Connectivity	493,000	15,732
		61,680
Internet Software & Services 1.8%		
Akamai Technologies (2)	212,900	6,760
eBay (2)	1,329,643	55,858
Google, Class A (2)	295,200	171,237
VeriSign (2)	169,900	7,402
Yahoo! (2)	1,387,196	21,959
		263,216
IT Services 3.8%		
Accenture, Class A	750,288	45,085
Automatic Data Processing (1)	576,781	32,104
Cognizant Technology Solutions (2)	346,900	20,814
Computer Sciences	176,411	4,378
Fidelity National Information	264,000	8,997
Fiserv (2)	165,715	11,968
IBM	1,335,958	261,287

Iron Mountain	199,000	6,559
MasterCard, Class A	123,800	53,248
Paychex	367,605	11,546
Teradata (2)	194,998	14,042
Total System Services	176,562	4,225
Visa, Class A	577,050	71,341
Western Union	744,303	12,534
		558,128
Office Electronics 0.1%		
Xerox	1,523,166	11,987
		11,987
Semiconductor & Semiconductor Equipment 2.3%		
Advanced Micro Devices (1)(2)	647,006	3,707
Altera	384,816	13,022
Analog Devices (1)	354,274	13,345
Applied Materials	1,482,471	16,989
Broadcom, Class A	560,827	18,956
Intel	5,826,816	155,285
KLA-Tencor	194,028	9,556
Lam Research (2)	200,240	7,557
Linear Technology	257,814	8,077
LSI (2)	650,787	4,146
Microchip Technology (1)	243,100	8,042
Micron Technology (2)	1,260,736	7,955
NVIDIA (2)	739,461	10,219
Teradyne (2)	202,273	2,844
Texas Instruments	1,339,584	38,433
Xilinx	295,583	9,923
		328,056
Software 3.7%		
Adobe Systems (2)	562,142	18,196
Autodesk (2)	271,696	9,507
BMC Software (2)	195,934	8,362

CA	424,076	11,488
Citrix Systems (2)	209,206	17,561
Electronic Arts (2)	374,220	4,622
Intuit	345,284	20,492
Microsoft	8,659,553	264,896
Oracle	4,494,467	133,486
Red Hat (2)	216,700	12,239
Salesforce.com (1)(2)	161,700	22,357
Symantec (2)	848,667	12,399
		535,605
Total Information Technology		2,816,427

MATERIALS 3.3%

Chemicals 2.3%

Air Products & Chemicals	236,883	19,124
Airgas	77,426	6,504
CF Industries	74,700	14,472
Dow Chemical	1,368,799	43,117
DuPont	1,082,223	54,728
Eastman Chemical (1)	159,808	8,049
Ecolab	333,089	22,827
FMC	159,200	8,514
International Flavors & Fragrances	91,254	5,001
Monsanto	626,152	51,833
Mosaic	337,650	18,490
PPG Industries	177,723	18,860
Praxair	348,139	37,853
Sherwin-Williams	97,799	12,944
Sigma Aldrich (1)	137,836	10,190
		332,506

Construction Materials 0.1%

Vulcan Materials (1)	147,983	5,876
		5,876

Containers & Packaging 0.1%		
Ball	186,204	7,644
Bemis	111,752	3,502
Owens-Illinois (2)	166,800	3,198
Sealed Air	255,240	3,941
		18,285
Metals & Mining 0.7%		
Alcoa (1)	1,238,383	10,836
Allegheny Technologies	122,649	3,911
Cliffs Natural Resources (1)	161,500	7,960
Freeport-McMoRan Copper & Gold	1,099,086	37,446
Newmont Mining	585,480	28,402
Nucor (1)	373,912	14,171
Titanium Metals	95,700	1,082
U.S. Steel (1)	161,494	3,327
		107,135
Paper & Forest Products 0.1%		
International Paper	515,023	14,889
MeadWestvaco	180,569	5,192
		20,081
Total Materials		483,883
TELECOMMUNICATION SERVICES 3.2%		
Diversified Telecommunication Services 3.0%		
AT&T	6,790,500	242,149
CenturyLink	731,856	28,901
Frontier Communications (1)	1,079,574	4,135
Verizon Communications	3,290,493	146,229
Windstream (1)	665,709	6,431
		427,845

Wireless Telecommunication Services 0.2%		
Crown Castle International (2)	298,600	17,516
MetroPCS Communications (2)	349,600	2,115
Sprint Nextel (2)	3,560,224	11,607
		31,238
Total Telecommunication Services		459,083
UTILITIES 3.7%		
Electric Utilities 2.1%		
American Electric Power	551,744	22,015
Duke Energy (1)	1,581,374	36,466
Edison International	386,444	17,854
Entergy	201,921	13,708
Exelon	983,491	36,999
FirstEnergy	475,798	23,404
NextEra Energy	475,382	32,711
Northeast Utilities	357,800	13,886
Pepco (1)	262,900	5,145
Pinnacle West Capital	127,326	6,588
PPL	680,858	18,935
Progress Energy	341,451	20,545
Southern Company	1,006,086	46,582
XCEL Energy	564,954	16,050
		310,888
Gas Utilities 0.1%		
AGL Resources	131,210	5,085
ONEOK (1)	250,800	10,611
		15,696
Independent Power Producers & Energy Traders 0.1%		
AES (2)	736,793	9,453
NRG Energy (2)	267,000	4,635
		14,088

Multi-Utilities 1.3%		
Ameren	274,264	9,199
CenterPoint Energy	527,129	10,896
CMS Energy	319,620	7,511
Consolidated Edison	341,851	21,260
Dominion Resources	650,958	35,152
DTE Energy	192,388	11,414
Integrys Energy Group (1)	89,725	5,103
NiSource	319,278	7,902
PG&E	489,114	22,142
Public Service Enterprise	586,694	19,067
SCANA (1)	132,900	6,358
Sempra Energy	286,754	19,752
Teco Energy	254,576	4,598
Wisconsin Energy (1)	273,900	10,838
		191,192
Water Utilities 0.1%		
Xylem	209,300	5,268
		5,268
Total Utilities		537,132
Total Common Stocks (Cost $11,539,096)		14,269,793
SHORT-TERM INVESTMENTS 1.6%		
Money Market Funds 1.5%		
T. Rowe Price Reserve Investment Fund, 0.16% (3)(4)	206,938,294	206,938
		206,938
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.103%, 7/19/12 (5)	8,000,000	8,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/12
Investment Income (Loss)	
Income	
Dividend	$ 158,980
Securities lending	601
Interest	12
Total income	159,593
Expenses	
Investment management	7,096
Shareholder servicing	12,881
Prospectus and shareholder reports	84
Custody and accounting	219
Registration	24
Legal and audit	22
Directors	23
Miscellaneous	31
Repayments of fees and expenses	
Investment management fees repaid	794
Total expenses	21,174
Net investment income	138,419
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	135,661
Futures	11,944
Net realized gain	147,605
Change in net unrealized gain (loss)	
Securities	959,118
Futures	4,977
Change in net unrealized gain	964,095
Net realized and unrealized gain	1,111,700
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,250,119

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Index Trust, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 30, 1990. The fund seeks to match the performance of the Standard & Poor’s 500 Stock Index®.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $182,383,000 of net gain on $325,234,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2012, the fund held equity futures with cumulative unrealized gain of $8,231,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2012, the fund recognized $11,944,000 of realized gain on Futures and a $4,977,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts as an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, and/or to reduce transaction costs. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, the value of cash collateral investments was $538,242,000, and the value of loaned securities was $536,982,000, including securities sold but not yet settled, which are not reflected in the accompanying portfolio of investments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $452,424,000 and $603,986,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $370,124,000 of available capital loss carryforwards, which expire as follows: $143,104,000 in fiscal 2016, $36,622,000 in fiscal 2017; $190,398,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $12,648,839,000. Net unrealized gain aggregated $2,392,353,000 at period-end, of which $3,844,057,000 related to appreciated investments and $1,451,704,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2014. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.30%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2016. Pursuant to this agreement, management fees in the amount of $794,000 were repaid during the six months ended June 30, 2012. At June 30, 2012, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $78,000 for Price Associates; $798,000 for T. Rowe Price Services, Inc.; and $681,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $1,086,000 for shareholder servicing costs related to the college savings plans, of which $873,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 8% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $9,538,000 of Retirement Funds’ expenses, of which $5,289,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 71% of the outstanding shares of the fund were held by the Retirement Funds.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including increases to the management fee that resulted from the recapture of fees that were previously waived or expenses that were previously paid by the Advisor pursuant to the expense limitation) was at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012